Subsequent events	12 Months Ended
Dec. 31, 2020
Events After Reporting Period [Abstract]
Subsequent events	Subsequent events
2026, 2028 and 2029 Senior Notes
On February 22, 2021, Millicom redeemed 10% of the principal outstanding of its Notes due 2026, 2028 and 2029 at a price of 103%. This redemption follows Millicom’s announcement dated February 11, 2021. Total consideration of approximately $180 million was funded from cash, consistent with the Company's decision to prioritize debt reduction.

Colombia bond
On February 16, 2021, Millicom’s subsidiary UNE EPM Telecomunicaciones S.A (“UNE”) issued, under the approved local bond program, a COP 485,680 million bond (approximately $138 million) with 3 maturities: a “Serie 7 years at 5.56% fixed rate”, a “Serie 10 years at CPI plus 2.61% margin” and a "15 years at CPI plus 3.18% margin”. The use of proceeds will be mainly for local USD debt refinancing, to improve UNE’s natural hedge against local currency, and also to extend maturities.